UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2022

Finward Bancorp
(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	FNWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 31, 2022, Finward Bancorp (“Finward”) completed its previously announced acquisition of Royal Financial, Inc., a Delaware corporation (“Royal Financial”), pursuant to an Agreement and Plan of Merger dated July 28, 2021 (the “Merger Agreement”) between Finward and Royal Financial. The stockholders of both Finward and Royal Financial approved the Merger Agreement at the respective stockholder meetings of the companies held on December 13, 2021. Pursuant to the Merger Agreement, Royal Financial merged with and into Finward, with Finward as the surviving corporation (the “Merger”), and Royal Savings Bank, an Illinois state chartered savings bank and wholly-owned subsidiary of Royal Financial, merged with and into Peoples Bank, the wholly-owned Indiana state chartered commercial bank subsidiary of Finward, with Peoples Bank as the surviving bank.

Under the terms of the Merger Agreement, Royal Financial stockholders who owned 101 or more shares of Royal Financial common stock were permitted to elect to receive either 0.4609 shares of Finward common stock or $20.14 in cash, or a combination of both, for each share of Royal Financial common stock owned, subject to proration and allocation provisions such that 65% of the shares of Royal Financial common stock outstanding immediately prior to the closing of the Merger were converted into the right to receive shares of Finward common stock and the remaining 35% of the outstanding Royal Financial shares were converted into the right to receive cash. Stockholders holding less than 101 shares of Royal Financial common stock will have the right to receive fixed consideration of $20.14 in cash and no stock consideration for each share of Royal Financial common stock.

As a result of Royal Financial stockholder stock and cash elections and the related allocation and proration provisions of the Merger Agreement, Finward expects to issue 795,423 shares of its common stock and pay cash consideration of approximately $18.7 million in the Merger, subject to the final accounting being performed by the exchange agent for the Merger.  Based on the January 28, 2022 closing price of $47.75 per share of Finward common stock, the transaction has an implied valuation of approximately $56.7 million.

Each outstanding share of Finward common stock remained outstanding and was not changed by the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Finward with the Securities and Exchange Commission (“SEC”) on July 29, 2021 and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

As previously disclosed, effective as of the closing of the Merger, Robert W. Youman, a former member of the board of directors of Royal Financial, was appointed to the board of directors of Finward and Peoples Bank. Mr. Youman will serve as a director of Finward for a term expiring at Finward’s 2022 annual meeting of shareholders. Pursuant to the Merger Agreement, Finward has nominated Mr. Youman to stand for election as a Class I Director at Finward’s 2022 annual meeting of shareholders.

Mr. Youman, age 59, has worked in the securities industry since 1991 as a financial advisor and investment representative, and is licensed as a broker. Prior to 1991, Mr. Youman worked for KPMG LLP where he specialized in audits of community banks. Since January 2016, Mr. Youman has been employed by E.A. Horowitz LLC (a registered investment adviser) and Western International Securities Inc. (a registered broker-dealer). From September 2011 to January 2016, Mr. Youman was employed by Oppenheimer & Co. Inc. (an investment bank and investment firm). Mr. Youman has served as a member of the board of directors of both Royal Financial and Royal Savings Bank since 2017.

Mr. Youman will be entitled to receive the standard director compensation previously established by the Compensation and Benefits Committee of Finward’s board of directors and generally offered to other non-employee directors, as further described in the proxy statement of Finward filed with the SEC on March 31, 2021. Other than being eligible to receive such director compensation, Mr. Youman did not enter into any material plan, contract, or arrangement in connection with his appointment as a director.  Mr. Youman is not a party to any transaction with Finward that would require disclosure under Item 404(a) of SEC Regulation S-K.

Director Retirement

On January 28, 2022, Edward J. Furticella notified the board of directors of Finward (the “Board”) of his intent to retire from the Board and not to stand for re-election as a Class I director of Finward upon the expiration of his current term, which expires at Finward’s 2022 annual meeting of shareholders. Mr. Furticella’s retirement will become effective as of the date of Finward’s 2022 annual meeting of shareholders. Mr. Furticella’s decision not to stand for re-election is not a result of any disagreement with Finward on any matter relating to Finward’s operations, policies, or practices.

Item 8.01 Other Events.

On January 31, 2022, Finward issued a press release in connection with the closing of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of Finward.  For these statements, Finward claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Statements in this communication should be considered in conjunction with the other information available about Finward, including the information in the filings Finward makes with the SEC.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include: difficulties and delays in integrating Finward’s and Royal Financial’s businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Finward’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Finward’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning Finward or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.  Except as required by law, Finward does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired. To the extent required, Finward will file by amendment to this Current Report on Form 8-K the historical financial information of Royal Financial required by this Item 9.01(a) within 71 calendar days of the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information. To the extent required, Finward will file by amendment to this Current Report on Form 8-K the pro forma financial statements required by this Item 9.01(b) within 71 calendar days of the date on which this Current Report on Form 8-K is required to be filed.

(d)  Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
2.1
Agreement and Plan of Merger by and among Finward Bancorp and Royal Financial, Inc. dated July 28, 2021 (incorporated herein by reference to Exhibit 2.1 of the registrant’s Form 8-K dated July 29, 2021).

99.1	Press Release dated January 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: January 31, 2022
	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer